Exhibit 10.2

FORM OF WARRANT #1
TO PURCHASE SHARES OF COMMON STOCK

KONARED CORPORATION.
A Nevada Corporation

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THIS WARRANT OR WARRANT SHARES, SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSELTO THE TRANSFEROR TO SUCH EFFECT.

Warrant No.:	December 6, 2016 San Clemente, California

THIS CERTIFIES THAT, effective as of December 6, 2016 (the "Effective Date"), PCF Group, LLC or its permitted registered assigns (the "Holder"), is entitled to purchase from KonaRed Corporation, a Nevada corporation (the "Company") up to a total of 12,500,000 shares of common stock, $0.001 par value (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price per share equal to $0.055 (as adjusted from time to time as provided in Section 2 herein, the "Exercise Price"), at any time and from time to time from on or after the Effective Date (the "Trigger Date") and through and including 5:00 P.M., prevailing Pacific time, on December 6, 2021 (the "Expiration Date"), and subject to the following terms and conditions:

1)	Exercise Rights.
a)
Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder at any time during the term hereof, in whole or in part commencing on the Effective Date, by surrender of this Warrant and delivery of a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit A hereto, accompanied by payment to the Company of an amount equal to the Exer-cise Price then in effect multiplied by the number of Warrant Shares to be pur-chased by the Holder in connection with such cash exercise of this Warrant, which amount may be paid, at the election of the Holder, by wire transfer, delivery of a check payable to the order of the Company or delivery of a promissory note made by the Company for whole or partial cancellation, or any combination of the foregoing, to the principal offices of the Company.  The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section.  Upon such exercise, the Holder will be deemed a shareholder of record of those Warrant Shares for which the Warrant has been exercised with all rights of a shareholder (including, without limitation, all voting rights with respect to such Warrant Shares and all rights to receive any dividends with respect to such Warrant Shares).  If this Warrant is to be exercised in respect of less than all of the Warrant Shares covered hereby, the Holder shall be entitled to receive a new warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been exercised and for which it remains subject to exercise.  Such new warrant shall be in all other respects identical to this Warrant.

b)
Cashless Exercise. In lieu of exercising the purchase rights represented by this Warrant on a cash basis pursuant to Section 1(a) hereof, the Holder may elect to exercise such rights represented by this Warrant at any time during the term hereof, in whole or in part, on a cashless basis by electing to receive the number of Warrant Shares which are equal in value to the value of this Warrant (or any portion thereof to be canceled in connection with such cashless exercise) at the time of any such cashless exercise, by delivery to the principal offices of the Company this Warrant and a completed and duly executed Notice of Cashless Exercise, in the form attached as Exhibit B hereto, properly marked to indicate (A) the number of Warrant Shares to be delivered to the Holder in connection with such cashless exercise, (B) the number of Warrant Shares with respect to which the Warrant is being surrendered in payment of the aggregate Exercise Price for the Warrant Shares to be delivered to the Holder in connection with such cashless exercise, and (C) the number of Warrant Shares which remain subject to the Warrant after such cashless exercise, if any (each as determined in accordance with Section 1(b)(ii) hereof).

c)
In the event that the Holder shall elect to exercise the rights represented by this Warrant in whole or in part on a cashless basis pursuant to this Section 1(b), the Company shall issue to the Holder the number of Warrant Shares determined in accordance with the following formula:

1.	X = Y (A-B)
i.	A
2.	X = the number of Warrant Shares to be issued to the Holder in connection with such cashless exercise.
3.	Y = the number of Warrant Shares subject to this Warrant.
4.	A = the Fair Market Value (as defined below) of one share of common stock of the Company on the date of exercise.
5.	B = the Exercise Price in effect as of the date of such cashless exercise (as adjusted pursuant to Section 2 hereof).
d)
Additional Conditions to Exercise of Warrant. Unless there is a registration statement declared or ordered effective by the Securities and Exchange Commission (the "Commission") under the Securities Act which includes the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant, such rights may not be exercised unless and until:

i)	each certificate evidencing the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant shall be stamped or imprinted with a legend substantially in the following form:

1.
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSELTO THE TRANSFEROR TO SUCH EFFECT.

e)
Fractional Shares. Upon the exercise of the rights represented by this Warrant, the Company shall not be obligated to issue fractional shares of Common Stock, and in lieu thereof, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value per share of Common Stock immediately prior to such exercise multiplied by such fraction (rounded to the nearest cent).

f)	Expiration of Warrant. This Warrant shall expire at 5:00 p.m. Los Angeles time December 6, 2021, and shall thereafter no longer be exercisable or have any value whatever.
g)
Record Ownership of Warrant Shares. The Warrant Shares shall be deemed to have been issued, and the person in whose name any certificate representing Warrant Shares shall be issuable upon the exercise of the rights represented by this Warrant (as indicated in the appropriate Notice of Exercise) shall be deemed to have become the holder of record of (and shall be treated for all purposes as the record holder of) the Warrant Shares represented thereby, immediately prior to the close of business on the date or dates upon which the rights represented by this Warrant are exercised in accordance with the terms hereof.

h)
Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased pursuant hereto shall be delivered to the Holder promptly and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

i)
Issue Taxes. The issuance of certificates for shares of stock upon the exercise of the rights represented by this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

j)
Conditional Exercise.  The Holder of this Warrant shall have the right to submit a notice of exercise of this Warrant conditional upon an acquisition of the Company. If such transaction upon which such exercise is conditioned is not consummated, such notice of exercise shall be deemed of no further force or effect.  For the purposes hereof, the Fair Market Value for the purposes of Section 1(b) hereto shall be the value of the consideration payable or issuable to the holders of the Company's Common Stock.

k)
Stock Fully Paid; Reservation of Shares.  All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be duly and validly issued, will be fully paid and nonassessable, will not violate any preemptive rights or rights of first refusal, will be free from restrictions on transfer other than restrictions on transfer imposed by applicable federal and state securities laws, will be issued in compliance with all applicable federal and state securities laws, and will have the rights, preferences and privileges described in the Company's Articles of Incorporation, as amended; and the Warrant Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Holder through no action of the Company.  During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the right represented by this Warrant. The Company hereby covenants to maintain at all times while the Warrants are outstanding, reserved and authorized for issuance upon exercise of the Warrants, such number of Warrant Shares as equals 150% of the number of shares that such Warrants are exercisable for at any time and from time to time. The Company hereby further agrees to take all further acts, including, without limitation, providing written notification of the foregoing limitation to its transfer agent with instructions not to issue shares that would result in violation by the Company of the foregoing provision, as well as amending its charter or amending any filing with any exchange or quotation service in order to effectuate the foregoing.

2)	Adjustment Rights.

a)
Right to Adjustment.  The number of Warrant Shares purchasable upon the exercise of the rights represented by this Warrant, and the Exercise Price therefor, shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

i)
Merger.  If at any time there shall be a merger, consolidation or any other transaction of the Company with another entity pursuant to which the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive a Warrant of the surviving entity with substantially equivalent terms as this Warrant, exercisable for the period specified herein. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

ii)
Stock Splits, Dividends, Combinations and Consolidations. In the event of a stock split, stock dividend or subdivision of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such stock split, stock dividend or subdivision shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the date of such stock split, stock dividend or subdivision, as the case may be.  In the event of a reverse stock split, consolidation, combination or other similar event of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such reverse stock split, consolidation, combination or other similar event shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such reverse stock split, consolidation, combination or other similar event, as the case may be.

b)
Adjustment Notices. Upon any adjustment of the Exercise Price, and any increase or decrease in the number of Warrant Shares subject to this Warrant, in accordance with this Section 2, the Company, within 30 days there-after, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if appli-cable, the increased or decreased number of Warrant Shares subject to this Warrant, setting forth in reasonable detail the method of calculation of each such adjustment.

3)
Transfer of Warrant. This Warrant and the rights represented hereby may be transferred by the Holder in whole or in part. In order to effect any transfer of all or a portion of this Warrant, the Holder hereof shall deliver to the Company a completed and duly executed Notice of Transfer, in the form attached as Exhibit C hereto. The Company shall, upon receipt of a transfer notice and appropriate documentation, promptly register any Transfer on the Company's Warrant Register.

4)	Piggyback and Demand Registration Rights.

i)
If the Company, during the term of this Warrant, proposes to register any of its securities under the Securities Act (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to registration on Form S-4 or any successor forms) whether for its own account or for the account of any holder or holders of its shares, the Company shall at each such time give prompt (but not less than thirty (30) days prior to the anticipated effectiveness thereof) written notice to the holder of this Warrant and to its assignees, if any, of its intention to do so. The holder of Warrant shall exercise the "piggy-back" rights provided herein by giving written notice within ten (10) days after the receipt of any such notice. Except as set forth in Section 4(ii), the Company will use reasonable commercial efforts to effect the registration under the Securities Act of all of the Warrant Shares which the Company has been so requested to register by such holder, to the extent required to permit the disposition of the Warrant Shares so to be registered, by inclusion of such Warrant Shares in the registration statement which covers the securities which the Company proposes to register.  The Company will pay all registration expenses in connection with each registration of Warrant Shares pursuant to this Section 4.

ii)
If a Holder requests registration under the Securities Act of all or part of the Warrant Shares (including any Warrant Shares issuable upon exercise of any Warrants) on Form S-1 or any similar long-form registration statement or, if available, on Form S-3 or any similar short-form registration statement, the Company shall promptly, but in any event more than seventy five days from the date of such request, file a registration statement with the Securities and Exchange Commission. Each request for a demand registration shall specify the number of Warrant Shares requested to be registered and the anticipated per share price range for such offering.

iii)
If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by this Section 4 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by a holder of Warrant, use its reasonable commercial efforts to arrange for such underwriters to include all the Warrant Shares to be offered and sold by such holder among the securities to be distributed by such underwriters.

5)
Registration Procedures. Whenever the holders of Warrant have properly requested that any Warrant Shares be registered pursuant to the terms of this Warrant, the Company shall effect the registration for the sale of such Warrant Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

i)	prepare and file with the SEC a registration statement with respect to such Warrant Shares and cause such registration statement to become effective;

ii)
notify such holders of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to (i) keep such registration statement effective and the prospectus included therein usable for a period commencing on the date that such registration statement is initially declared effective by the SEC and ending on the date when all Warrant Shares covered by such registration statement have been sold pursuant to the registration statement, and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

iii)
furnish to such holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Warrant Shares owned by such holders;

iv)
register or qualify such Warrant Shares under such other securities or blue sky laws of such jurisdictions as such holders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Warrant Shares owned by such holders; provided, however, that the Company shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

v)
notify such holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading, and, at the reasonable request of such holders, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading;

vi)	provide a transfer agent and registrar for all such Warrant Shares not later than the effective date of such registration statement;

vii)
make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, managers, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

viii)
comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

ix)
in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Warrant Shares included in such registration statement for sale in any jurisdiction, the Company shall use reasonable commercial efforts promptly to obtain the withdrawal of such order; and

x)
if the offering is underwritten, to furnish on the date that Warrant Shares are delivered to the underwriters for sale pursuant to such registration, an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters covering such issues as are reasonably required by such underwriters.

6)
No Shareholder Rights. The Holder of this Warrant (and any transferee hereof) shall not be entitled to vote on matters submitted for the approval or consent of the shareholders of the Company or to receive dividends declared on or in respect of shares of Common Stock, or otherwise be deemed to be the holder of Common Stock or any other capital stock or other securities of the Company which may at any time be issuable upon the exercise of the rights represented hereby for any purpose, nor shall anything contained herein be construed to confer upon the Holder (or any transferee hereof) any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted for the approval or consent of the shareholders, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, merger or consolidation, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or other-wise until this Warrant shall have been exercised as provided herein.  No provision of this Warrant, in the absence of the actual exercise of such Warrant or any part thereof into Common Stock issuable upon such exercise, shall give rise to any liability on the part of such Holder as a shareholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

7)	Miscellaneous.

a)
Governing Law. This Warrant will be construed in accordance with, and governed in all respects by, the laws of the State of California, as applied to agreements entered into, and to be performed entirely in such state, between residents of such state.

b)
Successors and Assigns. Subject to the restrictions on transfer described in Section 3, the rights and obligations of the Company and Holder of this Warrant shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

c)	Waiver and Amendment. Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the Holder.

d)
Notices. All notices and other communications required or permitted hereunder will be in writing and will be sent by telecopier or mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Holder, at the address indicated on the Company's books, or at such other address and telecopier number as Holder will have furnished to the Company in writing, or (b) if to the Company, at 1101 Via Callejon #200, San Clemente, California 92673, Attn: Chief Executive Officer, or at such other address and telecopier number as the Company will have furnished to the Holder and each such other holder in writing.

Each such notice or other communication will for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally or by messenger, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail addressed and mailed as aforesaid.

e)
Severability. In case any provision of this Warrant will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

f)
Lost Warrant. Upon receipt from the Holder of written notice or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement and an affidavit of lost warrant, or in the case of any such mutilation upon surrender and cancellation of the Warrant, the Company, at the Company's expense, will make and deliver a new Warrant in lieu of the lost, stolen, destroyed or mutilated Warrant carrying the same rights and obligations as the original Warrant.  The Company will also pay the cost of all deliveries of the Warrant upon any exchange thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

KONARED CORPORATION.
a Nevada corporation

By:
Chief Executive Officer

EXHIBIT A

NOTICE OF CASH EXERCISE
TO: ___________________________

1.       The undersigned hereby elects to purchase ____________ shares of Common Stock of KonaRed Corporation., a Nevada corporation (the "Company"), pursuant to the terms of Warrant No. [   ]  issued [           ],20__ to and in the name of [           ], a copy of which is attached hereto (the "Warrant"), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

2.       Please issue a certificate or certificates representing said shares of ____________ Stock in such name or names as specified below:

(Name)	(Name)

(Address)	(Address)

3.       The undersigned hereby represents and warrants that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

NAME:

Date:	By:
(Signature must conform in all respects to
name of the Holder as set forth on the face
of the Warrant)

EXHIBIT B

NOTICE OF NET-ISSUE EXERCISE

TO: [_________]

1.       The undersigned hereby elects to purchase ____________ shares of common stock of KonaRed Corporation., a Nevada corporation, (the "Company"), on a cashless basis pursuant to the terms of Warrant No. ___ issued [         ], 20__ to and in the name of [          ] a copy of which is attached hereto (the "Warrant").

2.       Cashless Information:

(a)       Number of shares of common stock to be delivered: ______________________________

(b)       Number of Share of Common Stock Subject to the Warrant Surrendered: __________________________

(c)       Number of Shares of Common Stock Remaining Subject to Warrant: ___________________________

3.       Please issue a certificate or certificates representing said shares of common stock in such name or names as specified below:

(Name)	(Name)

(Address)	(Address)

Date:	[insert name]

By:

(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

EXHIBIT C

NOTICE OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the right represented by Warrant No. _____ issued on [    ], 20__ to and in the name of __________________________, to purchase ________ shares of Common Stock of KonaRed Corporation, a Nevada corporation (the "Company"), a copy of which is attached hereto (the "Warrant"), and appoints ______________________________ as attorney-in-fact to transfer such right on the books of the Company with full power of substitution in the premises.

Date:		Name.

By:
(Signature must conform in all respects to
name of the Holder as set forth on the face
of the Warrant)

(Address)
Signed in the presence of:

FORM OF WARRANT #2
TO PURCHASE SHARES OF COMMON STOCK

KONARED CORPORATION.
A Nevada Corporation

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THIS WARRANT OR WARRANT SHARES, SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSELTO THE TRANSFEROR TO SUCH EFFECT.

Warrant No.:	December 6, 2016 San Clemente, California

THIS CERTIFIES THAT, effective as of December 6, 2016 (the "Effective Date"), PCF Group, LLC or its permitted registered assigns (the "Holder"), is entitled to purchase from KonaRed Corporation, a Nevada corporation (the "Company") up to a total of 12,500,000 shares of common stock, $0.001 par value (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price per share equal to $0.20 (as adjusted from time to time as provided in Section 2 herein, the "Exercise Price"), at any time and from time to time from on or after the Effective Date (the "Trigger Date") and through and including 5:00 P.M., prevailing Pacific time, on December 6, 2019 (the "Expiration Date"), and subject to the following terms and conditions:

1)	Exercise Rights.

a)
Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder at any time during the term hereof, in whole or in part commencing on the Effective Date, by surrender of this Warrant and delivery of a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit A hereto, accompanied by payment to the Company of an amount equal to the Exer-cise Price then in effect multiplied by the number of Warrant Shares to be pur-chased by the Holder in connection with such cash exercise of this Warrant, which amount may be paid, at the election of the Holder, by wire transfer, delivery of a check payable to the order of the Company or delivery of a promissory note made by the Company for whole or partial cancellation, or any combination of the foregoing, to the principal offices of the Company.  The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section.  Upon such exercise, the Holder will be deemed a shareholder of record of those Warrant Shares for which the Warrant has been exercised with all rights of a shareholder (including, without limitation, all voting rights with respect to such Warrant Shares and all rights to receive any dividends with respect to such Warrant Shares).  If this Warrant is to be exercised in respect of less than all of the Warrant Shares covered hereby, the Holder shall be entitled to receive a new warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been exercised and for which it remains subject to exercise.  Such new warrant shall be in all other respects identical to this Warrant.

b)
Cashless Exercise. In lieu of exercising the purchase rights represented by this Warrant on a cash basis pursuant to Section 1(a) hereof, the Holder may elect to exercise such rights represented by this Warrant at any time during the term hereof, in whole or in part, on a cashless basis by electing to receive the number of Warrant Shares which are equal in value to the value of this Warrant (or any portion thereof to be canceled in connection with such cashless exercise) at the time of any such cashless exercise, by delivery to the principal offices of the Company this Warrant and a completed and duly executed Notice of Cashless Exercise, in the form attached as Exhibit B hereto, properly marked to indicate (A) the number of Warrant Shares to be delivered to the Holder in connection with such cashless exercise, (B) the number of Warrant Shares with respect to which the Warrant is being surrendered in payment of the aggregate Exercise Price for the Warrant Shares to be delivered to the Holder in connection with such cashless exercise, and (C) the number of Warrant Shares which remain subject to the Warrant after such cashless exercise, if any (each as determined in accordance with Section 1(b)(ii) hereof).

c)
In the event that the Holder shall elect to exercise the rights represented by this Warrant in whole or in part on a cashless basis pursuant to this Section 1(b), the Company shall issue to the Holder the number of Warrant Shares determined in accordance with the following formula:

1.	X = Y (A-B)
i.	A

2.	X = the number of Warrant Shares to be issued to the Holder in connection with such cashless exercise.

3.	Y = the number of Warrant Shares subject to this Warrant.

4.	A = the Fair Market Value (as defined below) of one share of common stock of the Company on the date of exercise.

5.	B = the Exercise Price in effect as of the date of such cashless exercise (as adjusted pursuant to Section 2 hereof).

d)
Additional Conditions to Exercise of Warrant. Unless there is a registration statement declared or ordered effective by the Securities and Exchange Commission (the "Commission") under the Securities Act which includes the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant, such rights may not be exercised unless and until:

i)	each certificate evidencing the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant shall be stamped or imprinted with a legend substantially in the following form:

1.
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSELTO THE TRANSFEROR TO SUCH EFFECT.

e)
Fractional Shares. Upon the exercise of the rights represented by this Warrant, the Company shall not be obligated to issue fractional shares of Common Stock, and in lieu thereof, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value per share of Common Stock immediately prior to such exercise multiplied by such fraction (rounded to the nearest cent).

f)	Expiration of Warrant. This Warrant shall expire at 5:00 p.m. Los Angeles time December 6, 2019, and shall thereafter no longer be exercisable or have any value whatever.

g)
Record Ownership of Warrant Shares. The Warrant Shares shall be deemed to have been issued, and the person in whose name any certificate representing Warrant Shares shall be issuable upon the exercise of the rights represented by this Warrant (as indicated in the appropriate Notice of Exercise) shall be deemed to have become the holder of record of (and shall be treated for all purposes as the record holder of) the Warrant Shares represented thereby, immediately prior to the close of business on the date or dates upon which the rights represented by this Warrant are exercised in accordance with the terms hereof.

h)
Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased pursuant hereto shall be delivered to the Holder promptly and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

i)
Issue Taxes. The issuance of certificates for shares of stock upon the exercise of the rights represented by this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

j)
Conditional Exercise.  The Holder of this Warrant shall have the right to submit a notice of exercise of this Warrant conditional upon an acquisition of the Company. If such transaction upon which such exercise is conditioned is not consummated, such notice of exercise shall be deemed of no further force or effect.  For the purposes hereof, the Fair Market Value for the purposes of Section 1(b) hereto shall be the value of the consideration payable or issuable to the holders of the Company's Common Stock.

k)
Stock Fully Paid; Reservation of Shares.  All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be duly and validly issued, will be fully paid and nonassessable, will not violate any preemptive rights or rights of first refusal, will be free from restrictions on transfer other than restrictions on transfer imposed by applicable federal and state securities laws, will be issued in compliance with all applicable federal and state securities laws, and will have the rights, preferences and privileges described in the Company's Articles of Incorporation, as amended; and the Warrant Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Holder through no action of the Company.  During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the right represented by this Warrant. The Company hereby covenants to maintain at all times while the Warrants are outstanding, reserved and authorized for issuance upon exercise of the Warrants, such number of Warrant Shares as equals 150% of the number of shares that such Warrants are exercisable for at any time and from time to time. The Company hereby further agrees to take all further acts, including, without limitation, providing written notification of the foregoing limitation to its transfer agent with instructions not to issue shares that would result in violation by the Company of the foregoing provision, as well as amending its charter or amending any filing with any exchange or quotation service in order to effectuate the foregoing.

2)	Adjustment Rights.

a)
Right to Adjustment.  The number of Warrant Shares purchasable upon the exercise of the rights represented by this Warrant, and the Exercise Price therefor, shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

i)
Merger.  If at any time there shall be a merger, consolidation or any other transaction of the Company with another entity pursuant to which the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive a Warrant of the surviving entity with substantially equivalent terms as this Warrant, exercisable for the period specified herein. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

ii)
Stock Splits, Dividends, Combinations and Consolidations. In the event of a stock split, stock dividend or subdivision of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such stock split, stock dividend or subdivision shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the date of such stock split, stock dividend or subdivision, as the case may be.  In the event of a reverse stock split, consolidation, combination or other similar event of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such reverse stock split, consolidation, combination or other similar event shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such reverse stock split, consolidation, combination or other similar event, as the case may be.

b)
Adjustment Notices. Upon any adjustment of the Exercise Price, and any increase or decrease in the number of Warrant Shares subject to this Warrant, in accordance with this Section 2, the Company, within 30 days there-after, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if appli-cable, the increased or decreased number of Warrant Shares subject to this Warrant, setting forth in reasonable detail the method of calculation of each such adjustment.

3)
Transfer of Warrant. This Warrant and the rights represented hereby may be transferred by the Holder in whole or in part. In order to effect any transfer of all or a portion of this Warrant, the Holder hereof shall deliver to the Company a completed and duly executed Notice of Transfer, in the form attached as Exhibit C hereto. The Company shall, upon receipt of a transfer notice and appropriate documentation, promptly register any Transfer on the Company's Warrant Register.

4)	Piggyback and Demand Registration Rights.

i)
If the Company, during the term of this Warrant, proposes to register any of its securities under the Securities Act (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to registration on Form S-4 or any successor forms) whether for its own account or for the account of any holder or holders of its shares, the Company shall at each such time give prompt (but not less than thirty (30) days prior to the anticipated effectiveness thereof) written notice to the holder of this Warrant and to its assignees, if any, of its intention to do so. The holder of Warrant shall exercise the "piggy-back" rights provided herein by giving written notice within ten (10) days after the receipt of any such notice. Except as set forth in Section 4(ii), the Company will use reasonable commercial efforts to effect the registration under the Securities Act of all of the Warrant Shares which the Company has been so requested to register by such holder, to the extent required to permit the disposition of the Warrant Shares so to be registered, by inclusion of such Warrant Shares in the registration statement which covers the securities which the Company proposes to register.  The Company will pay all registration expenses in connection with each registration of Warrant Shares pursuant to this Section 4.

ii)
If a Holder requests registration under the Securities Act of all or part of the Warrant Shares (including any Warrant Shares issuable upon exercise of any Warrants) on Form S-1 or any similar long-form registration statement or, if available, on Form S-3 or any similar short-form registration statement, the Company shall promptly, but in any event more than seventy five days from the date of such request, file a registration statement with the Securities and Exchange Commission. Each request for a demand registration shall specify the number of Warrant Shares requested to be registered and the anticipated per share price range for such offering.

iii)
If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by this Section 4 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by a holder of Warrant, use its reasonable commercial efforts to arrange for such underwriters to include all the Warrant Shares to be offered and sold by such holder among the securities to be distributed by such underwriters.

5)
Registration Procedures. Whenever the holders of Warrant have properly requested that any Warrant Shares be registered pursuant to the terms of this Warrant, the Company shall effect the registration for the sale of such Warrant Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

i)	prepare and file with the SEC a registration statement with respect to such Warrant Shares and cause such registration statement to become effective;

ii)
notify such holders of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to (i) keep such registration statement effective and the prospectus included therein usable for a period commencing on the date that such registration statement is initially declared effective by the SEC and ending on the date when all Warrant Shares covered by such registration statement have been sold pursuant to the registration statement, and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

iii)
furnish to such holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Warrant Shares owned by such holders;

iv)
register or qualify such Warrant Shares under such other securities or blue sky laws of such jurisdictions as such holders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Warrant Shares owned by such holders; provided, however, that the Company shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

v)
notify such holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading, and, at the reasonable request of such holders, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading;

vi)	provide a transfer agent and registrar for all such Warrant Shares not later than the effective date of such registration statement;

vii)
make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, managers, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

viii)
comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

ix)
in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Warrant Shares included in such registration statement for sale in any jurisdiction, the Company shall use reasonable commercial efforts promptly to obtain the withdrawal of such order; and

x)
if the offering is underwritten, to furnish on the date that Warrant Shares are delivered to the underwriters for sale pursuant to such registration, an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters covering such issues as are reasonably required by such underwriters.

6)
No Shareholder Rights. The Holder of this Warrant (and any transferee hereof) shall not be entitled to vote on matters submitted for the approval or consent of the shareholders of the Company or to receive dividends declared on or in respect of shares of Common Stock, or otherwise be deemed to be the holder of Common Stock or any other capital stock or other securities of the Company which may at any time be issuable upon the exercise of the rights represented hereby for any purpose, nor shall anything contained herein be construed to confer upon the Holder (or any transferee hereof) any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted for the approval or consent of the shareholders, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, merger or consolidation, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or other-wise until this Warrant shall have been exercised as provided herein.  No provision of this Warrant, in the absence of the actual exercise of such Warrant or any part thereof into Common Stock issuable upon such exercise, shall give rise to any liability on the part of such Holder as a shareholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

7)	Miscellaneous.

a)
Governing Law. This Warrant will be construed in accordance with, and governed in all respects by, the laws of the State of California, as applied to agreements entered into, and to be performed entirely in such state, between residents of such state.

b)
Successors and Assigns. Subject to the restrictions on transfer described in Section 3, the rights and obligations of the Company and Holder of this Warrant shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

c)	Waiver and Amendment. Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the Holder.

d)
Notices. All notices and other communications required or permitted hereunder will be in writing and will be sent by telecopier or mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Holder, at the address indicated on the Company's books, or at such other address and telecopier number as Holder will have furnished to the Company in writing, or (b) if to the Company, at 1101 Via Callejon #200, San Clemente, California 92673, Attn: Chief Executive Officer, or at such other address and telecopier number as the Company will have furnished to the Holder and each such other holder in writing.

(a)
Each such notice or other communication will for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally or by messenger, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail addressed and mailed as aforesaid.

e)
Severability. In case any provision of this Warrant will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

f)
Lost Warrant. Upon receipt from the Holder of written notice or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement and an affidavit of lost warrant, or in the case of any such mutilation upon surrender and cancellation of the Warrant, the Company, at the Company's expense, will make and deliver a new Warrant in lieu of the lost, stolen, destroyed or mutilated Warrant carrying the same rights and obligations as the original Warrant.  The Company will also pay the cost of all deliveries of the Warrant upon any exchange thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

KONARED CORPORATION.
a Nevada corporation

By:
Chief Executive Officer

EXHIBIT A

NOTICE OF CASH EXERCISE

TO: ___________________________

1.       The undersigned hereby elects to purchase ____________ shares of Common Stock of KonaRed Corporation., a Nevada corporation (the "Company"), pursuant to the terms of Warrant No. [   ]  issued [           ],20__ to and in the name of [           ], a copy of which is attached hereto (the "Warrant"), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

2.       Please issue a certificate or certificates representing said shares of ____________ Stock in such name or names as specified below:

(Name)	(Name)

(Address)	(Address)

3.       The undersigned hereby represents and warrants that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

NAME:

Date:	By:
(Signature must conform in all respects to
name of the Holder as set forth on the face
of the Warrant)

EXHIBIT B

NOTICE OF NET-ISSUE EXERCISE

TO: [_________]

1.       The undersigned hereby elects to purchase ____________ shares of common stock of KonaRed Corporation., a Nevada corporation, (the "Company"), on a cashless basis pursuant to the terms of Warrant No. ___ issued [         ], 20__ to and in the name of [          ] a copy of which is attached hereto (the "Warrant").

2.       Cashless Information:

(a)       Number of shares of common stock to be delivered: _________________________

(b)       Number of Share of Common Stock Subject to the Warrant Surrendered: ________________________

(c)       Number of Shares of Common Stock Remaining Subject to Warrant: _________________________

3.       Please issue a certificate or certificates representing said shares of common stock in such name or names as specified below:

(Name)	(Name)

(Address)	(Address)

Date:	[insert name]

By:

(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

EXHIBIT C

NOTICE OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the right represented by Warrant No. _____ issued on [    ], 20__ to and in the name of __________________________, to purchase ________ shares of Common Stock of KonaRed Corporation, a Nevada corporation (the "Company"), a copy of which is attached hereto (the "Warrant"), and appoints ______________________________ as attorney-in-fact to transfer such right on the books of the Company with full power of substitution in the premises.

Date:		Name.

By:
(Signature must conform in all respects to
name of the Holder as set forth on the face
of the Warrant)

(Address)
Signed in the presence of:

FORM OF WARRANT #3
TO PURCHASE SHARES OF COMMON STOCK

KONARED CORPORATION.
A Nevada Corporation

THIS WARRANT HAS BEEN, AND THE SHARES OF COMMON STOCK WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THIS WARRANT OR WARRANT SHARES, SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSELTO THE TRANSFEROR TO SUCH EFFECT.

Warrant No.:	December 6, 2016 San Clemente, California

THIS CERTIFIES THAT, effective as of December 6, 2016 (the "Effective Date"), PCF Group, LLC or its permitted registered assigns (the "Holder"), is entitled to purchase from KonaRed Corporation, a Nevada corporation (the "Company") up to a total of 12,500,000 shares of common stock, $0.001 par value (the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price per share equal to $0.25 (as adjusted from time to time as provided in Section 2 herein, the "Exercise Price"), at any time and from time to time from on or after the Effective Date (the "Trigger Date") and through and including 5:00 P.M., prevailing Pacific time, on June 6, 2019 (the "Expiration Date"), and subject to the following terms and conditions:

1.	Exercise Rights.

(a)       Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder at any time during the term hereof, in whole or in part commencing on the Effective Date, by surrender of this Warrant and delivery of a completed and duly executed Notice of Cash Exercise, in the form attached as Exhibit A hereto, accompanied by payment to the Company of an amount equal to the Exer-cise Price then in effect multiplied by the number of Warrant Shares to be pur-chased by the Holder in connection with such cash exercise of this Warrant, which amount may be paid, at the election of the Holder, by wire transfer, delivery of a check payable to the order of the Company or delivery of a promissory note made by the Company for whole or partial cancellation, or any combination of the foregoing, to the principal offices of the Company.  The exercise of this Warrant shall be deemed to have been effected on the day on which the Holder surrenders this Warrant to the Company and satisfies all of the requirements of this Section.  Upon such exercise, the Holder will be deemed a shareholder of record of those Warrant Shares for which the Warrant has been exercised with all rights of a shareholder (including, without limitation, all voting rights with respect to such Warrant Shares and all rights to receive any dividends with respect to such Warrant Shares).  If this Warrant is to be exercised in respect of less than all of the Warrant Shares covered hereby, the Holder shall be entitled to receive a new warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been exercised and for which it remains subject to exercise.  Such new warrant shall be in all other respects identical to this Warrant.

(b)          Cashless Exercise. In lieu of exercising the purchase rights represented by this Warrant on a cash basis pursuant to Section 1(a) hereof, the Holder may elect to exercise such rights represented by this Warrant at any time during the term hereof, in whole or in part, on a cashless basis by electing to receive the number of Warrant Shares which are equal in value to the value of this Warrant (or any portion thereof to be canceled in connection with such cashless exercise) at the time of any such cashless exercise, by delivery to the principal offices of the Company this Warrant and a completed and duly executed Notice of Cashless Exercise, in the form attached as Exhibit B hereto, properly marked to indicate (A) the number of Warrant Shares to be delivered to the Holder in connection with such cashless exercise, (B) the number of Warrant Shares with respect to which the Warrant is being surrendered in payment of the aggregate Exercise Price for the Warrant Shares to be delivered to the Holder in connection with such cashless exercise, and (C) the number of Warrant Shares which remain subject to the Warrant after such cashless exercise, if any (each as determined in accordance with Section 1(b)(ii) hereof).

(c)          In the event that the Holder shall elect to exercise the rights represented by this Warrant in whole or in part on a cashless basis pursuant to this Section 1(b), the Company shall issue to the Holder the number of Warrant Shares determined in accordance with the following formula:

X = Y (A-B)
            A

X     =     the number of Warrant Shares to be issued to the Holder in connection with such cashless exercise.

Y     =     the number of Warrant Shares subject to this Warrant.

A     =     the Fair Market Value (as defined below) of one share of common stock of the Company on the date of exercise.

B     =     the Exercise Price in effect as of the date of such cashless exercise (as adjusted pursuant to Section 2 hereof).

(d)          Additional Conditions to Exercise of Warrant. Unless there is a registration statement declared or ordered effective by the Securities and Exchange Commission (the "Commission") under the Securities Act which includes the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant, such rights may not be exercised unless and until:

(i)          each certificate evidencing the Warrant Shares to be issued upon the exercise of the rights represented by this Warrant shall be stamped or imprinted with a legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSELTO THE TRANSFEROR TO SUCH EFFECT.

(e)          Fractional Shares. Upon the exercise of the rights represented by this Warrant, the Company shall not be obligated to issue fractional shares of Common Stock, and in lieu thereof, the Company shall pay to the Holder an amount in cash equal to the Fair Market Value per share of Common Stock immediately prior to such exercise multiplied by such fraction (rounded to the nearest cent).

(f) Expiration of Warrant. This Warrant shall expire at 5:00 p.m. Los Angeles time June 6, 2019, and shall thereafter no longer be exercisable or have any value whatever.

(g)          Record Ownership of Warrant Shares. The Warrant Shares shall be deemed to have been issued, and the person in whose name any certificate representing Warrant Shares shall be issuable upon the exercise of the rights represented by this Warrant (as indicated in the appropriate Notice of Exercise) shall be deemed to have become the holder of record of (and shall be treated for all purposes as the record holder of) the Warrant Shares represented thereby, immediately prior to the close of business on the date or dates upon which the rights represented by this Warrant are exercised in accordance with the terms hereof.

(h)          Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased pursuant hereto shall be delivered to the Holder promptly and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the Warrant Shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

(i)          Issue Taxes. The issuance of certificates for shares of stock upon the exercise of the rights represented by this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder of the Warrant.

(j)          Conditional Exercise.  The Holder of this Warrant shall have the right to submit a notice of exercise of this Warrant conditional upon an acquisition of the Company. If such transaction upon which such exercise is conditioned is not consummated, such notice of exercise shall be deemed of no further force or effect.  For the purposes hereof, the Fair Market Value for the purposes of Section 1(b) hereto shall be the value of the consideration payable or issuable to the holders of the Company's Common Stock.

(k)          Stock Fully Paid; Reservation of Shares.  All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant, upon issuance, will be duly and validly issued, will be fully paid and nonassessable, will not violate any preemptive rights or rights of first refusal, will be free from restrictions on transfer other than restrictions on transfer imposed by applicable federal and state securities laws, will be issued in compliance with all applicable federal and state securities laws, and will have the rights, preferences and privileges described in the Company's Articles of Incorporation, as amended; and the Warrant Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Holder through no action of the Company.  During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the right represented by this Warrant. The Company hereby covenants to maintain at all times while the Warrants are outstanding, reserved and authorized for issuance upon exercise of the Warrants, such number of Warrant Shares as equals 150% of the number of shares that such Warrants are exercisable for at any time and from time to time. The Company hereby further agrees to take all further acts, including, without limitation, providing written notification of the foregoing limitation to its transfer agent with instructions not to issue shares that would result in violation by the Company of the foregoing provision, as well as amending its charter or amending any filing with any exchange or quotation service in order to effectuate the foregoing.

2.	Adjustment Rights.

(a)          Right to Adjustment.  The number of Warrant Shares purchasable upon the exercise of the rights represented by this Warrant, and the Exercise Price therefor, shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(i)          Merger.  If at any time there shall be a merger, consolidation or any other transaction of the Company with another entity pursuant to which the Company is not the surviving corporation, then, as a part of such merger or consolidation, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive a Warrant of the surviving entity with substantially equivalent terms as this Warrant, exercisable for the period specified herein. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation.

(ii)          Stock Splits, Dividends, Combinations and Consolidations. In the event of a stock split, stock dividend or subdivision of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such stock split, stock dividend or subdivision shall be proportionately increased and the Exercise Price then in effect shall be proportionately decreased, effective at the close of business on the date of such stock split, stock dividend or subdivision, as the case may be.  In the event of a reverse stock split, consolidation, combination or other similar event of or in respect of the outstanding shares of Common Stock, the number of Warrant Shares issuable upon the exercise of the rights represented by this Warrant immediately prior to such reverse stock split, consolidation, combination or other similar event shall be proportionately decreased and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such reverse stock split, consolidation, combination or other similar event, as the case may be.

(b)          Adjustment Notices. Upon any adjustment of the Exercise Price, and any increase or decrease in the number of Warrant Shares subject to this Warrant, in accordance with this Section 2, the Company, within 30 days there-after, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if appli-cable, the increased or decreased number of Warrant Shares subject to this Warrant, setting forth in reasonable detail the method of calculation of each such adjustment.

3.
Transfer of Warrant. This Warrant and the rights represented hereby may be transferred by the Holder in whole or in part. In order to effect any transfer of all or a portion of this Warrant, the Holder hereof shall deliver to the Company a completed and duly executed Notice of Transfer, in the form attached as Exhibit C hereto. The Company shall, upon receipt of a transfer notice and appropriate documentation, promptly register any Transfer on the Company's Warrant Register.

4.	Piggyback and Demand Registration Rights.

(i)     If the Company, during the term of this Warrant, proposes to register any of its securities under the Securities Act (other than in connection with a transaction contemplated by Rule 145(a) promulgated under the Securities Act or pursuant to registration on Form S-4 or any successor forms) whether for its own account or for the account of any holder or holders of its shares, the Company shall at each such time give prompt (but not less than thirty (30) days prior to the anticipated effectiveness thereof) written notice to the holder of this Warrant and to its assignees, if any, of its intention to do so. The holder of Warrant shall exercise the "piggy-back" rights provided herein by giving written notice within ten (10) days after the receipt of any such notice. Except as set forth in Section 4(ii), the Company will use reasonable commercial efforts to effect the registration under the Securities Act of all of the Warrant Shares which the Company has been so requested to register by such holder, to the extent required to permit the disposition of the Warrant Shares so to be registered, by inclusion of such Warrant Shares in the registration statement which covers the securities which the Company proposes to register.  The Company will pay all registration expenses in connection with each registration of Warrant Shares pursuant to this Section 4.

(ii)          If a Holder requests registration under the Securities Act of all or part of the Warrant Shares (including any Warrant Shares issuable upon exercise of any Warrants) on Form S-1 or any similar long-form registration statement or, if available, on Form S-3 or any similar short-form registration statement, the Company shall promptly, but in any event more than seventy five days from the date of such request, file a registration statement with the Securities and Exchange Commission. Each request for a demand registration shall specify the number of Warrant Shares requested to be registered and the anticipated per share price range for such offering.

(iii)         If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by this Section 4 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by a holder of Warrant, use its reasonable commercial efforts to arrange for such underwriters to include all the Warrant Shares to be offered and sold by such holder among the securities to be distributed by such underwriters.

5.
Registration Procedures. Whenever the holders of Warrant have properly requested that any Warrant Shares be registered pursuant to the terms of this Warrant, the Company shall effect the registration for the sale of such Warrant Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(i)         prepare and file with the SEC a registration statement with respect to such Warrant Shares and cause such registration statement to become effective;

(ii)        notify such holders of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to (i) keep such registration statement effective and the prospectus included therein usable for a period commencing on the date that such registration statement is initially declared effective by the SEC and ending on the date when all Warrant Shares covered by such registration statement have been sold pursuant to the registration statement, and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(iii)        furnish to such holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Warrant Shares owned by such holders;

(iv)       register or qualify such Warrant Shares under such other securities or blue sky laws of such jurisdictions as such holders reasonably request and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Warrant Shares owned by such holders; provided, however, that the Company shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

(v)        notify such holders, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading, and, at the reasonable request of such holders, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they are made, not materially misleading;

(vi)       provide a transfer agent and registrar for all such Warrant Shares not later than the effective date of such registration statement;

(vii)       make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, managers, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

(viii)     comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

(ix)        in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Warrant Shares included in such registration statement for sale in any jurisdiction, the Company shall use reasonable commercial efforts promptly to obtain the withdrawal of such order; and

(x)         if the offering is underwritten, to furnish on the date that Warrant Shares are delivered to the underwriters for sale pursuant to such registration, an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters covering such issues as are reasonably required by such underwriters.

6.
No Shareholder Rights. The Holder of this Warrant (and any transferee hereof) shall not be entitled to vote on matters submitted for the approval or consent of the shareholders of the Company or to receive dividends declared on or in respect of shares of Common Stock, or otherwise be deemed to be the holder of Common Stock or any other capital stock or other securities of the Company which may at any time be issuable upon the exercise of the rights represented hereby for any purpose, nor shall anything contained herein be construed to confer upon the Holder (or any transferee hereof) any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted for the approval or consent of the shareholders, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, merger or consolidation, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or other-wise until this Warrant shall have been exercised as provided herein.  No provision of this Warrant, in the absence of the actual exercise of such Warrant or any part thereof into Common Stock issuable upon such exercise, shall give rise to any liability on the part of such Holder as a shareholder of the Company, whether such liability shall be asserted by the Company or by creditors of the Company.

7.	Miscellaneous.

(a)       Governing Law. This Warrant will be construed in accordance with, and governed in all respects by, the laws of the State of California, as applied to agreements entered into, and to be performed entirely in such state, between residents of such state.

(b)       Successors and Assigns. Subject to the restrictions on transfer described in Section 3, the rights and obligations of the Company and Holder of this Warrant shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(c) Waiver and Amendment. Any provision of this Warrant may be amended, waived or modified upon the written consent of the Company and the Holder.

(d)       Notices. All notices and other communications required or permitted hereunder will be in writing and will be sent by telecopier or mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Holder, at the address indicated on the Company's books, or at such other address and telecopier number as Holder will have furnished to the Company in writing, or (b) if to the Company, at 1101 Via Callejon #200, San Clemente, California 92673, Attn: Chief Executive Officer, or at such other address and telecopier number as the Company will have furnished to the Holder and each such other holder in writing.

Each such notice or other communication will for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally or by messenger, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail addressed and mailed as aforesaid.

(e)       Severability. In case any provision of this Warrant will be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

(f)       Lost Warrant. Upon receipt from the Holder of written notice or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement and an affidavit of lost warrant, or in the case of any such mutilation upon surrender and cancellation of the Warrant, the Company, at the Company's expense, will make and deliver a new Warrant in lieu of the lost, stolen, destroyed or mutilated Warrant carrying the same rights and obligations as the original Warrant.  The Company will also pay the cost of all deliveries of the Warrant upon any exchange thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.

KONARED CORPORATION.
a Nevada corporation

By:
Chief Executive Officer

EXHIBIT A

NOTICE OF CASH EXERCISE

TO: ___________________________

1.       The undersigned hereby elects to purchase ____________ shares of Common Stock of KonaRed Corporation., a Nevada corporation (the "Company"), pursuant to the terms of Warrant No. [   ]  issued [           ],20__ to and in the name of [           ], a copy of which is attached hereto (the "Warrant"), and tenders herewith full payment of the aggregate Exercise Price for such shares in accordance with the terms of the Warrant.

2.       Please issue a certificate or certificates representing said shares of ____________ Stock in such name or names as specified below:

(Name)	(Name)

(Address)	(Address)

3.       The undersigned hereby represents and warrants that the aforesaid shares of stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

NAME:

Date:	By:
(Signature must conform in all respects to
name of the Holder as set forth on the face
of the Warrant)

EXHIBIT B

NOTICE OF NET-ISSUE EXERCISE

TO: [_________]

1.       The undersigned hereby elects to purchase ____________ shares of common stock of KonaRed Corporation., a Nevada corporation, (the "Company"), on a cashless basis pursuant to the terms of Warrant No. ___ issued [         ], 20__ to and in the name of [          ] a copy of which is attached hereto (the "Warrant").

2.       Cashless Information:

(a)       Number of shares of common stock to be delivered: ____________________________

(b)       Number of Share of Common Stock Subject to the Warrant Surrendered: _________________________

(c)       Number of Shares of Common Stock Remaining Subject to Warrant: ___________________________

3.       Please issue a certificate or certificates representing said shares of common stock in such name or names as specified below:

(Name)	(Name)

(Address)	(Address)

Date:	[insert name]

By:

(Signature must conform in all respects to name of the Holder as set forth on the face of the Warrant)

EXHIBIT C

NOTICE OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________ the right represented by Warrant No. _____ issued on [    ], 20__ to and in the name of __________________________, to purchase ________ shares of Common Stock of KonaRed Corporation, a Nevada corporation (the "Company"), a copy of which is attached hereto (the "Warrant"), and appoints ______________________________ as attorney-in-fact to transfer such right on the books of the Company with full power of substitution in the premises.

Date:		Name.

By:
(Signature must conform in all respects to
name of the Holder as set forth on the face
of the Warrant)

(Address)
Signed in the presence of: